EXHIBIT 10.9

                                 SKYFRAMES, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of June 16, 2003, is made by and between Skyframes, Inc., a Utah corporation (the "Company"), and Ocean Drive Capital Holdings LLC, a New York limited liability company (the "Investor").

     WHEREAS, in connection with that certain Securities Purchase Agreement by and between the Company and the Investor of even date herewith (the "Securities Purchase Agreement"), the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, (a) a convertible promissory note (the "Note"), and (b) a warrant (the "Warrant") to purchase 150,000 shares of the Company's common stock, $0.10 par value per share (the "Common Stock") for an aggregate purchase price of One Hundred Fifty Thousand ($150,000) Dollars; and

     WHEREAS, to induce the Investors to purchase the Note and the Warrant, the Company has agreed to register the shares of Common Stock into which the Notes are convertible and the shares of Common Stock issuable upon exercise of the Warrant pursuant to the terms of this Agreement;

     NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

     1.     Certain Definitions.  As used in this Agreement, the following terms
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shall  have  the  following  respective  meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the common stock, par value $0.10 per share, of the Company.

     "Eligible Securities" shall mean all Registrable Securities other than Excluded Securities.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Excluded Securities" shall mean Registrable Securities that are free of restriction on resale under the Securities Act (by removal of all restrictive legends, instructions to transfer agent or otherwise) pursuant to Rule 144(k).

     "Register," "registered" and "registration" each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.


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     "Registrable  Securities"  shall  mean  (i)  the Common Stock issuable upon conversion of the Note, (ii) the Common stock issuable upon exercise of the Warrant, and (iii) any other shares of Common Stock otherwise acquired by the Investor, but excluding any shares of Common Stock satisfying clause (i) or (ii) above but which shares (x) are eligible for resale under Rule 144A, or (y) are sold by the Investor in a transaction in which the Investor's registration rights under this Agreement have not been assigned.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

     "Capitalized terms" used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement.

     2.     Automatic  Registration
            -----------------------

          (a) On or before July 31, 2003 (the "Registration Date"), the Company shall file with the Commission a Registration Statement on Form S-3 or such other appropriate form in accordance with the Securities Act, covering the Registrable Securities.

          (b) The Company shall use commercially reasonable efforts to have such registration statement declared effective within ninety (90) days after such filing, and to maintain the effectiveness and use of such registration statement for a period of no less than the earlier of (i) the date on which all of the Registrable Securities may be resold without restriction pursuant to Rule 144(k) under the Securities Act, or (ii) the date on which all of the Registrable
Securities  have  been  sold.

     3.     Piggyback  Registration.
            -----------------------

          (a) If the Company, at any time during the two (2) year period commencing after the date hereof, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto as well as registrations that do not permit resales) (a "Piggyback Registration"), each such time it will give written notice to such effect to all holders of outstanding Registrable Securities at least thirty (30) days prior to such filing. Upon the written request of any such holder received by the Company within thirty (30) days after the giving of any such notice by the Company to register any of its Eligible Securities, the Company will cause the Eligible Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Eligible Securities so registered.

          (b) If the registration for which the Company gives notice pursuant to
Section 3(a) is a registered public offering involving an underwriting, the Company shall so advise the holders as a part of the written notice given pursuant to Section (a). In such event, (i) the right of any holder to include its Registrable Shares in such registration pursuant to this Section 3 shall be


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conditioned  upon  such holder's participation in such underwriting on the terms set forth herein and (ii) all holders including Registrable Shares in such registration shall enter into an underwriting agreement with the underwriter or underwriters selected for the underwriting by the Company. If any holder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such holder may elect, by written notice to the Company, to withdraw its shares from such registration statement and underwriting. If the managing underwriter advises the Company in writing that in its good faith determination marketing factors require a limitation on the number of shares to be underwritten, the shares to be included in the underwriting shall be allocated, first to the Company, and second,
                                             -----                      ------
to each of the holders requesting inclusion of their Registrable Securities in such registration statement; provided however, that the, right of the
                                --------  -------
underwriters to exclude including Registrable Shares from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Shares included in any such registration is not reduced below fifty percent (50%) of the shares included in the registration, from which all Registrable Shares may be excluded; and (ii) all shares that are not Registrable Shares and are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Shares are so excluded. The number of shares that may be included in such registration statement and underwriting shall be allocated among all holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 3(a). If any holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     4.     Registration Procedures.  If and whenever the Company is required by
            -----------------------
the provisions of Section 2 and 3 hereof to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective not later than 60 days from the date of its filing;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;


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          (d)     use  its  best  efforts  (i)  to  register  or  qualify  the
Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any
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such  purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

          (g) notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (h) if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including, without limitation, customary indemnification and contribution provisions;

          (i) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the


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related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (j) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request; and

          (k) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

     5.     Obligations  of  Holders.
            ------------------------

          Each holder of Registrable Securities shall furnish to the Company such information regarding such holder, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the registration statement and in complying with the requirements of the Securities Act.

     6.     Expenses.     All expenses incurred by the Company in complying with
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Sections  2,  3 and 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars and fees and disbursements of one counsel for the sellers of Registrable Securities, not to exceed $7,500, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses."

     The Company will pay all Registration Expenses in connection with any registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.


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     7.     Indemnification  and  Contribution.
            ----------------------------------

          (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in


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conformity  with  information  pertaining  to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, that if the defendants in any such action include both the indemnified
--------
party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advise of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a


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final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be
                    --------
required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8.     Changes  in  Capital  Stock.     If,  and  as often as, there is any
            ---------------------------
change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

     9.     Representations  and  Warranties  of  the  Company.  The  Company
            --------------------------------------------------
represents  and  warrants  to  the  Investor  as  follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

     10.     Assignment  of Registration Rights.  The rights to have the Company
             ----------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Investor to transferees or assignees of such securities; provided, that the
                                                              --------
Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities


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with  respect  to  which  such  registration rights are being assigned. The term
"Investor"  as  used  in  this  Agreement  shall include such permitted assigns.

     11.     Miscellaneous.
             -------------

          (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

          (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed (i) if to the Company, at Skyframes, Inc. 555 Anton Boulevard, Suite 1200, Costa Mesa, CA 92626, or (b) if to the Investor, c/o Ocean Drive Holdings LLC, 444 Madison Avenue, 18th Floor, New York, NY 10022; and (ii) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

          (d) Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement of any matter related hereto shall be brought in the courts of the State of New York and County of New York or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereto accepts for itself and himself the process in any such action or proceeding by the mailing of copies of such process to it or him, at its or his address as set forth in paragraph 11(b) and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

          (e) This Agreement may not be amended or modified without the written consent of the Company and the holders of at least a majority of the Registrable Securities.

          (f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

          (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (i) This Agreement constitutes the entire contract among the Company and the Purchasers relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

          (j) The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                              SKYFRAMES,  INC.

                              By:________________________________
                                 Name:  James  W.  France
                                 Title:  CEO  and  President


                              OCEAN  DRIVE  HOLDINGS  LLC


                                 By:
                                 Name:  Daniel  M.  Myers
                                 Title:  Managing  Director